Exhibit 99.1

November 2012 OPPORTUNITY Andrea K. Tarbox Vice President and CFO

2 FORWARD LOOKING STATEMENTS The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at KapStonePaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors 2

3 KapStone Snapshot A leading North American producer of unbleached kraft paper and corrugated products ($’s in Millions) 2011 2012 (annualized*) Revenue $ 906 $1,219 Adjusted EBITDA $165 $ 183 Free Cash Flow $ 94 $ 98 Free Cash Flow per Diluted Share $1.98 $2.05 Adjusted Diluted EPS $1.41 $1.47 Employees 2,700 *Based on September 30, 2012 YTD results plus analysts’ estimates for Q4 2012

 KapStone formed in 2005 2005 - $120 million from IPO 2007/2009 - $102 million from warrant exercises Total shareholder funds invested - $222 million 4 KapStone Provides Compelling Opportunity $222 Million To co-invest with two successful, veteran entrepreneurs in the paper and packaging segment Roger Stone and Matt Kaplan Largest shareholders Collectively, family owns/controls 13% of shares

5 Opportunity in Rapidly Improving Sector Significant industry consolidation Inventories are low Supply and demand are in balance Anticipate increased demand as worldwide economies improve Minimal growth in supply expected over next several years High industry-wide operating rates Strong Fundamentals

Continue to grow our business profitably by opportunistically investing in brown paper and packaging assets Maximize capital returns Optimizing operations of acquired companies Focusing on cash generation 6 KapStone’s Guiding Principles & Results Results

7 Rapidly Generating Cash Generated $697 million of cash from operations since inception including $186 million received from AFTC Enough cash to essentially pay off first 2 acquisitions Net debt balance at September 30, 2012 was $270 million Debt/EBITDA leverage is 1.68 U S E

8 BUILDING OF KAPSTONE 8 IP’s Kraft paper business Purchase Price $204 MM 3.3 Xs TTM Adj. EBITDA MWV’s kraft paper business Purchase Price $466 MM 5.8 Xs TTM Adj. EBITDA US Corrugated Inc. Purchase Price $332 MM 6.4 Xs Adj. TTM EBITDA January 1, 2007 July 1, 2008 October 31, 2011 Annual Net Sales and Adjusted EBITDA

9 KapStone Today Three paper mills – Charleston, SC Virgin fiber based, excellent wood basket 850,000 ton capacity Linerboard, saturating, and Kraftpak Roanoke Rapids, NC Virgin fiber based, excellent wood basket 425,000 ton capacity Kraft paper and linerboard Cowpens, SC Recycled fiber 240,000 ton capacity Medium and linerboard 14 converting plants located mostly in eastern/mid western U.S. 9 bsf of capacity Boxes and sheets

10 Well Positioned to Meet Our Customers’ Needs

11 PRODUCTS Kraft Containerboard – Approximately 900,000 tons per year Corrugated boxes Wide range of grades and basis weights High performance light weight linerboard grades Kraft Papers – Approximately 275,000 tons per year Approximately 19% of market share Multiwall -Packaging for flour, sugar, pet food, cat litter, cement Bag & Sack-Bags and sacks for retail, lawn & leaf, fast food carryout, and grocery 11

12 PRODUCTS DuraSorb® (Saturating Kraft) – Approximately 270,000 tons per year Used in various high pressure laminates including furniture, shelving, countertops, and flooring Market leader Kraftpak® – Approximately 100,000 tons per year A virgin fiber, unbleached, uncoated folding carton board Corrugated Packaging - Approximately 6 billion square feet per year Corrugated boxes Sheets 12

13 Additional Financial View – Quarterly Results Acquisitions, higher prices, and improved operations have driven substantial sales, EBITDA, and cash flow growth

Adjusted Free Cash Flows* Adjusted free cash flow would be $98 million for the 2012 full year, or $2.05 per diluted share Capex for 2012 estimated to be $64 million Annual maintenance Capex is expected to be approximately $25 - $30 million Remainder for strategic or cost reduction projects with fast paybacks Book tax rate expected to be 36% for 2012 Have not been a cash taxpayer Expect 2012 cash tax rate of 10% as the CB and USC NOL credits are utilized *Calculated by adjusting cash flow from operations for capital expenditures and AFTC **Annualized based September 30, 2012 YTD results plus analysts’ Q4 2012 consensus Strong Free Cash Flows 14 $s in Millions

Net Debt as of December 31 1 KAPSTONE RAPIDLY DE-LEVERS ITS DEBT 1 Acquired IP’s Kraft paper business Jan. 2007 – borrowed $60 million Acquired MWV’s kraft paper business July 2008 – borrowed $455 million Acquired US Corrugated Inc. Oct. 2011 – borrowed $375 million January 1, 2007 July 1, 2008 October 31, 2011 *Based on September 30, 2012 YTD results plus analysts’ estimates for Q4 2012

Strong Balance Sheet & Ample Liquidity 16 Net debt at September 30, 2012 was $270 million KapStone has reduced debt $71 million since Oct. 31, 2011 Current interest rate on debt 2.0% Debt to EBITDA ratio per bank agreement 1.68 At September 30, 2012, KapStone had $36 million of cash and $143 million of revolver borrowing capacity Credit facility includes accordion provision which could provide for future borrowings up to $450 million Minimal pension liabilities KapStone acquired minimal liabilities with acquisitions

17 KAPSTONE HAS NUMEROUS OPPORTUNITIES 17 FOR VALUE CREATION & EARNINGS GROWTH

18 KapStone Optimizes Its Opportunities Ranked 5th by Fortune in 2010 annual list of 100 Fastest Growing Companies on: Growth in revenue, EPS and total stock market return over past 3 years Ranked 1st for industrial companies Ranked 10th by Forbes in 2011 annual list of 100 best small companies in America Recognitions Highly experienced management team who is personally invested in company creates, identifies and proficiently executes opportunities

Appendix

Roanoke Rapids Mill The Roanoke Rapids Mill is an integrated pulp and paper mill, consisting of two paper machines Broad range of basis weights, manufacturing flexibility Leading edge technology Prime Location On I-95 corridor in North Carolina, excellent geographic location In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $5 - $6 million 20 Facilities Paper Machine Available Product Year Built Most Recent Upgrade Capacity (tons) Containerboard

Charleston Mill The Charleston Mill operates three paper machines, all have been upgraded within the past 8 years 21 Facilities Paper Machine Available Product Year Built Most Recent Upgrade Capacity (tons) The assets also include: A 100 megawatt power-generating facility (“Cogen”) located on-site A lumber mill in Summerville, SC Five chip mills Prime Location On Charleston Harbor with easy access to export shipments In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $15 to $17 million No. 1 Saturating Kraft 1937 2004 275,000 or Kraftpak® 316,000 or Containerboard 324,000 No. 2 Saturating Kraft 1947 2007 248,000 No. 3 Containerboard 1957 2008 310,000 Total Tons 833,000-882,000

Cowpens Mill The Cowpens Mill operates one paper machine 22 Facilities Available Product Year Built Capacity (tons) The mill uses approximately 260,000 tons of recycled fiber (OCC) Operates with a unique closed loop water system which reduces water usage and mitigates potential pollution problems Containerboard and medium 1992 240,000

23 Corrugated Box Plants (6) Five 98” Corrugators and one 110” Corrugator Extensive Converting Capabilities In-house Structural and Graphic Design High-Graphic 6+ Color Direct Print and Preprint Capabilities Value-Analysis Programs Warehousing Programs Superior Customer Service Facilities

24 Sheet Plants (6) Multiple 2 and 4-Color Inline Die Cutters Specialty Gluers and Machinery (Flexo Folders, Printer Slotters, Label Laminators, Tapers, Slitters) In-house Design with CAD tables Warehousing Programs Value Analysis Programs Quick Turnaround Facilities

25 Sheet feeder plants (2) 87” and 98" Corrugators with A, B, C, E, BC, and EC flutes. In-house transportation and logistics operations Color and Specialty Coating Servicing Texas, Oklahoma, Arkansas, Kansas, Louisiana, Georgia, Florida, Tennessee, Alabama and South Carolina Facilities

Summary of Key Assumptions for 2012 Full year of USC results Only two months included in 2011 Integration progressing well $16 million of synergy benefits previously identified to be recognized over first 18 months Timing is on target, if not slightly ahead $50 per ton domestic containerboard price increase expected to be realized in Q4 2012 Input costs Expect overall flat to slight upward cost pressure Primarily driven by stable wood prices offset with slightly lower OCC, partially offset by higher energy and caustic soda 26

Summary of Key Assumptions for 2012 Planned outages and major maintenance Roanoke Rapids Mill – Q4 2012 Approximately $1 million higher than 2011 Charleston Mill – comparable to 2011 Cowpens – Q4 2012: Comparable to 2011 Expected maintenance cost: $1.2 million Expected lost production and potential sale tons: 2,700 tons CAPEX - Approximately $64 million Includes $10 million for USC including the ERP replacement system FX Negative compared to 2011 Avg. rate for 2011 was 1.39 YTD September 2012 average rate was 1.28 (1.30 at November 1, 2012) 27